UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5870
                                   811-10171

Name of Fund:  Merrill Lynch Senior Floating Rate Fund, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Senior Floating Rate Fund, Inc. and Master
     Senior Floating Rate Trust, 800 Scudders Mill Road,
     Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Senior Floating Rate
Fund, Inc.


Annual Report
August 31, 2004



Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Senior Floating Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Senior Floating Rate Fund, Inc.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended
August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund's total return for the year surpassed that of its benchmark in a market environment largely conducive to higher net asset values and decreased yields.


Describe market conditions during the past year.

The leveraged loan market, as measured by the Credit Suisse First Boston (CSFB) Leveraged Loan Index, returned +7.05% for the one-year period ended August 31, 2004. Over the past 12 months, the market's largest monthly return was 1.04% in January 2004. Only two months of the past 12 posted returns exceeding 1%, whereas the 12 months ended August 2003 included six months with returns surpassing 1%.

Since the beginning of 2004, flows into the leveraged loan market have outpaced new-issue volume by $1.5 billion, exacerbating an existing supply/demand imbalance. This trend has gained steam, with inflows during July at year high levels. Further crowding the leveraged loan space is participation by hedge funds and collateralized debt obligations.

Through August 31, 2004, $100 billion of new issuance has come to the institutional market year to date, representing an annual record and an increase of 69% versus the same period a year ago. However, the available pool of loans has grown by only $19 billion; thus, 81% of the activity has been refinancings. The supply/demand imbalance has prompted decreased spreads, transaction upsizing, smaller allocations and the near elimination of up-front fees in the primary markets. The new-issue spread for institutional loans rated BB/BB-was 213 basis points (2.13%) in August 2004, compared to 295 basis points in September 2003. For loans rated B/B+, the spread was 291 basis points in August 2004 versus 350 basis points in September 2003. The torrid demand also has bid up prices in the secondary market. The net effect of these trends has been higher net asset values but decreased yields, although increases in LIBOR (London InterBank Offer Rate) have helped mitigate some of the decline in margin.

Adding to investor demand for the leveraged loan asset class has been a steady decline in the default rate. Through the first eight months of 2004, there were just four loan defaults totaling $911 million. This compared to 11 defaults totaling $2.7 billion during the same period in 2003. The floating rate nature of leveraged loans has been a desirable characteristic for investors seeking to add a defensive position to their portfolios in anticipation of rising interest rates.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, the Common Stock of Merrill Lynch Senior Floating Rate Fund, Inc. had a net annualized yield of 3.30%, based on a year-end per share net asset value of $8.91 and $0.294 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +9.73%, based on a change in per share net asset value from $8.40 to $8.91, and assuming reinvestment of $0.300 per share ordinary income dividends.

The low point for the Fund's net asset value during the period was $8.40, which occurred at the start of the fiscal year. The net asset value increased by $0.50, or 5.95% (excluding the effects of income), given positive total returns in all 12 months of the period. This ultimately allowed the Fund to provide a total return exceeding the +7.05% return of the CSFB Leveraged Loan Index for the year.

Although the three-month LIBOR rose by 66 basis points during the year - from 1.14% at August 31, 2003, to 1.80% at August 31, 2004 - the Fund's 12-month average daily yield (based on daily net asset value) declined 132 basis points, from 4.81% last year to 3.49% at August 31, 2004. This trend illustrates the massive spread adjustment underway in the leveraged loan market over the past year.

For the six-month period ended August 31, 2004, the total investment return on the Fund's Common Stock was +2.33%, based on a change in per share net asset value from $8.84 to $8.91, and assuming reinvestment of $0.135 per share income dividends.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Drivers of the Fund's return for the year were the U.S. cable sector, led by Century Cable Holdings LLC, and the utilities sector, led by Mission Energy Holding Company. A notable story in the U.S. cable sector centered on Adelphia Cable, of which Century Cable is a subsidiary. The company declared bankruptcy in June 2002 and is preparing to auction assets in October 2004. The bank loans have been current throughout the process and rallied significantly over the past year. We expect par payment on our investment within six months. Mission Energy ran into credit difficulties during the summer of 2002. This year, after announcing an asset sale program to repay its debt, Mission rallied to above par. In August, the company repaid its Term Loan A and, subsequently, its Term Loan B rallied to par plus pricing. During the year, we liquidated a position in bankrupt aluminum company Ormet. Our position started the year marked in the mid 20s and rallied to the low 40s in line with an improving aluminum market. At that point, we negotiated a block trade of our position.


What changes were made to the portfolio during the fiscal year?

From a sector perspective, we continued to put greatest emphasis on those industries with strong asset values and stable cash-flow characteristics. Cable television remains the sector with the highest concentration, followed by utilities, chemicals, wireless, services, manufacturing, leisure, diversified media and telecommunications.

Merrill Lynch Senior Floating Rate Fund, Inc. is a feeder of the Master Senior Floating Rate Trust. Since August 2003, the Trust reduced exposure to names rated Baa and Ba, increased exposure to single B names, reduced exposure to Caa1 or below names, and increased exposure to "not rated" names (allocations exclude the Trust's cash position). All of the changes were in line with trends experienced by the market, as represented by the CSFB Leveraged Loan Index.


How would you characterize the Trust's position at the close of the period?

As of August 31, 2004, Master Senior Floating Rate Trust was composed of 137 issuers in 28 industries. This compares to 155 issuers spread among 39 industries a year ago. Compared to the CSFB Leveraged Loan Index as of the same date, the Trust was overweight in names rated above Baa1 (23.5% versus 0% for the Index). This was solely due to the Trust's cash position. The Trust was underweight names rated Baa and Ba (28.9% versus 48.8% for the Index), overweight single B (35.7% versus 33.4%), overweight Caa or below (5.6% versus 3.1%) and underweight not rated names (6.1% versus 14.8%). Excluding its cash position, the Trust's composition at period-end was 0% above Baa1, 30.1% Baa and Ba, 50% single B, 2.7% Caa1 or below, and 16.3% not rated.

Looking ahead, the trend of small allocations and tighter spreads appears likely to continue. The movement in interest rates is one of the larger variables affecting the leveraged loan market. The more protracted the timetable of increases, the larger the flows to the leveraged loan market, which could negatively affect market technicals. Nevertheless, we expect continued growth in the U.S. economy to bode well for default rates over the remainder of this year and into the next. We will aim to put the Fund's excess cash to work, while remaining focused on achieving an appropriate balance of risk and return. To that end, we will continue to rigorously review potential investments for solid credit fundamentals.


Joseph P. Matteo
Vice President and Portfolio Manager


September 23, 2004



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                            Beginning            Ending         During the Period*
                                                          Account Value      Account Value        March 1, 2004
                                                          March 1, 2004     August 31, 2004     to August 31, 2004
Actual

Merrill Lynch Senior Floating Rate Fund, Inc.                 $1,000           $1,023.30              $7.39

Hypothetical (5% annual return before expenses)**

Merrill Lynch Senior Floating Rate Fund, Inc.                 $1,000           $1,017.70              $7.37

 * Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statement of Assets and Liabilities                                           Merrill Lynch Senior Floating Rate Fund, Inc.

As of August 31, 2004
Assets

           Investment in Master Senior Floating Rate Trust, at value
           (identified cost--$797,025,838)                                                                  $   757,331,568
           Prepaid expenses                                                                                         283,837
                                                                                                            ---------------
           Total assets                                                                                         757,615,405
                                                                                                            ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                  $       625,102
               Other affiliates                                                                   103,934
               Administrator                                                                       10,325           739,361
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    81,299
                                                                                                            ---------------
           Total liabilities                                                                                        820,660
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   756,794,745
                                                                                                            ===============

Net Assets Consist of

           Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                          $     8,497,584
           Paid-in capital in excess of par                                                                   1,123,441,243
           Undistributed investment income--net                                           $       236,869
           Accumulated realized capital losses allocated from the Trust--net                (335,686,681)
           Unrealized depreciation allocated from the Trust--net                             (39,694,270)
                                                                                          ---------------
           Total accumulated losses--net                                                                      (375,144,082)
                                                                                                            ---------------
           Net Assets--Equivalent to $8.91 per share based on 84,975,835 shares of
           capital stock outstanding                                                                        $   756,794,745
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statement of Operations                                                       Merrill Lynch Senior Floating Rate Fund, Inc.

For the Year Ended August 31, 2004
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Interest (including $1,412,859 from affiliates)                                              $    36,669,277
               Facility and other fees                                                                              598,119
               Expenses                                                                                         (7,822,092)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                        29,445,304
                                                                                                            ---------------

Expenses

           Administration fees                                                            $     1,912,962
           Transfer agent fees                                                                    680,015
           Tender offer fees                                                                      463,999
           Printing and shareholder reports                                                        68,773
           Professional fees                                                                       63,816
           Registration fees                                                                       54,422
           Other                                                                                   15,321
                                                                                          ---------------
           Total expenses                                                                                         3,259,308
                                                                                                            ---------------
           Investment income--net                                                                                26,185,996
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized loss on investments allocated from the Trust--net                                          (64,296,777)
           Change in unrealized depreciation on investments allocated from the Trust--net                       109,360,252
                                                                                                            ---------------
           Total realized and unrealized gain allocated from the Trust--net                                      45,063,475
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    71,249,471
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statements of Changes in Net Assets                                           Merrill Lynch Senior Floating Rate Fund, Inc.
                                                                                                  For the Year Ended
                                                                                                      August 31,
Increase (Decrease) in Net Assets:                                                             2004              2003++
Operations

           Investment income--net                                                         $    26,185,996   $    41,897,085
           Realized loss on investments and allocated from the Trust--net                    (64,296,777)      (36,800,954)
           Change in unrealized depreciation allocated from the Trust--net                    109,360,252        70,358,217
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                71,249,471        75,454,348
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net                                                            (26,185,993)      (43,357,390)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (26,185,993)      (43,357,390)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (86,588,414)     (297,760,644)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (41,524,936)     (265,663,686)
           Beginning of year                                                                  798,319,681     1,063,983,367
                                                                                          ---------------   ---------------
           End of year*                                                                   $   756,794,745   $   798,319,681
                                                                                          ===============   ===============
               * Undistributed investment income/accumulated distributions in
                 excess of investment income--net                                         $       236,869   $     (214,416)
                                                                                          ===============   ===============

              ++ On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund.
                 All investments are made at the Trust level. This structure is sometimes called a
                 "master/feeder" structure.

                 See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Financial Highlights                                                          Merrill Lynch Senior Floating Rate Fund, Inc.

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004        2003+++       2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $     8.40   $     8.05   $     8.82   $     9.45   $     9.73
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .30**          .38         .43           .79          .77
           Realized and unrealized gain (loss) on
           investments and allocated from the Trust--net            .51          .36        (.77)        (.62)        (.28)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .81          .74        (.34)          .17          .49
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.30)        (.39)        (.43)        (.80)        (.77)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     8.91   $     8.40   $     8.05   $     8.82   $     9.45
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     9.73%        9.61%      (4.09%)        1.52%        5.44%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding interest expense++                 1.44%        1.45%        1.41%        1.36%        1.31%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses++                                             1.44%        1.46%        1.41%        1.36%        1.31%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 3.41%        4.81%        5.07%        8.39%        8.17%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Average amount of borrowings during the year
           (in thousands)                                            --   $8,138++++   $    3,374           --           --
                                                             ==========   ==========   ==========   ==========   ==========
           Average amount of borrowings per share during
           the year                                                  --   $  .07++++   $      .02           --           --
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  756,795   $  798,320   $1,063,983   $1,778,295   $2,492,591
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                               76.45%+++++  56.56%+++++       89.46%       50.82%       59.59%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value.
               No secondary market for the Fund's shares exists. If applicable, the Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.

            ** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ Reflects the average amount of borrowings of the Fund prior to the Fund's conversion from a stand-alone investment company to a "feeder" fund on February 10, 2003.

           +++ On February 10, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a "master/feeder" structure.

         +++++ Portfolio turnover for the Trust.

               See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Notes to Financial Statements
Merrill Lynch Senior Floating Rate Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at August 31, 2004 was 71.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1b of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,471,065 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses on investments, $357,435 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $93,847 has been reclassified between accumulated realized capital losses and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards and the allocation of differences in the accrual of income on securities in default. These reclassifications have no effect on net asset or net asset value per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2004, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $124,263 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Senior Floating Rate Fund, Inc.


3. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                           Dollar
August 31, 2004                           Shares             Amount

Shares sold                            7,763,845    $    68,254,923
Shares issued to shareholders
   in reinvestment of dividends        1,421,989         12,467,518
                                  --------------    ---------------
Total issued                           9,185,834         80,722,441
Shares tendered                     (19,207,557)      (167,310,855)
                                  --------------    ---------------
Net decrease                        (10,021,723)    $  (86,588,414)
                                  ==============    ===============


For the Year Ended                                           Dollar
August 31, 2003                           Shares             Amount

Shares sold                            1,561,464    $    12,799,507
Shares issued to shareholders
   in reinvestment of dividends        2,395,510         19,319,880
                                  --------------    ---------------
Total issued                           3,956,974         32,119,387
Shares tendered                     (41,139,108)      (329,880,031)
                                  --------------    ---------------
Net decrease                        (37,182,134)    $ (297,760,644)
                                  ==============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

                                       8/31/2004          8/31/2003

Distributions paid from:
  Ordinary income                 $   26,185,993    $    43,357,390
                                  --------------    ---------------
Total taxable distributions       $   26,185,993    $    43,357,390
                                  ==============    ===============


As of August 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $       340,848
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                           340,848
Capital loss carryforward                            (279,684,820)*
Unrealized losses--net                               (95,800,110)**
                                                    ---------------
Total accumulated losses--net                       $ (375,144,082)
                                                    ===============

 *On August 31, 2004, the Fund had a net capital loss carryforward of $279,684,820, of which $3,278,446 expires in 2005; $4,468,275 expires in 2006; $3,365,959 expires in 2007; $28,290,011 expires in 2008; $64,746,799 expires in 2009; $87,904,309 expires in
  2010; $53,409,203 expires in 2011 and $34,221,818 expires in 2012.
  This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the accrual of income on securities in default.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Report of Independent Registered Public Accounting Firm
Merrill Lynch Senior Floating Rate Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund"), as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 22, 2004



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Schedule of Investments                                                                   Master Senior Floating Rate Trust

                     S&P       Moody's      Face
Industry+++          Rating++  Rating++   Amount    Senior Secured Floating Rate Loan Interests**                  Value
Aerospace &          B+        B2    $ 2,500,000    Standard Aero Holdings, Term, due 8/24/2012             $     2,529,688
Defense--0.2%

Automotive--1.5%     B+        B2      4,000,000    Grand Vehicle Works, First Lien Term, due 7/23/2010           3,987,500
                     B+        B1      1,000,000    NFIL Holdings Corp., Term B, due 2/27/2010                    1,013,438
                     BB+       Ba2     1,752,130    TRW Automotive Inc., Term D-1, due 2/28/2011                  1,783,888
                                                    Tenneco Automotive Inc.:
                     B+        B1      2,470,345        Term B, due 12/12/2010                                    2,516,664
                     B+        B1      1,117,241        Term B-1, Credit Linked, due 12/12/2010                   1,140,284
                     B+        B1      3,500,000    RJ Tower Corporation, First Lien Term, due 5/24/2009          3,506,563
                     BB-       B1      1,713,333    United Components, Inc., Term C, due 6/30/2010                1,737,963
                                                                                                            ---------------
                                                                                                                 15,686,300

Broadcasting--1.4%                                  Cumulus Media Inc.:
                     B+        Ba3     1,842,857        Term A-1, due 3/28/2009                                   1,855,527
                     B+        Ba3     2,657,143        Term E, due 3/28/2010                                     2,679,564
                     BB+       Ba2     5,000,000    Emmis Operating Company, Term B, due 11/10/2011               5,040,625
                                                    Sinclair Television Group Inc.:
                     BB        Ba2       700,000        Term A, due 6/30/2009                                       704,375
                     BB        Ba2     1,050,000        Term C, due 12/31/2009                                    1,062,031
                     NR*       Ba2     4,000,000    Susquehanna Media Co., Term B, due 3/31/2012                  4,056,252
                                                                                                            ---------------
                                                                                                                 15,398,374

Cable U.S.--16.5%    NR*       Caa1   50,000,000    Century Cable Holdings LLC, Term, due 6/30/2009              48,852,700
                     B         B2     42,000,000    Charter Communications Operating LLC, Term B,
                                                    due 4/27/2011                                                41,505,618
                                                    Frontiervision Operating Partners LP:
                     D         B2      3,582,057        Term A, due 9/30/2005                                     3,592,506
                     D         B2     15,668,000        Term B, due 3/31/2006                                    15,713,704
                     NR*       NR*     9,975,000    Hilton Head Communications UCA, Term B, due 3/31/2008         9,643,331
                                                    Inmarsat:
                     BB-       Ba3     4,625,000        Term B, due 1/23/2017                                     4,647,690
                     NR*       NR*     4,625,000        Term C, due 1/23/2012                                     4,665,034
                                                    Insight Midwest Holdings, LLC:
                     BB+       Ba3     3,980,000        Additional Term, due 12/31/2009                           4,042,187
                     BB+       Ba3     5,472,500        Term B, due 12/31/2009                                    5,558,435
                     BB        Ba3     6,250,000    Mediacom Broadband Group LLC, Term, due 3/31/2010             6,239,256
                     NR*       B2     23,500,000    Olympus Cable Holdings LLC, Term B, due 9/30/2010            22,971,250
                     NR*       NR*     4,537,831    Pegasus Media & Communications, Term, due 4/30/2005           4,544,211
                     NR*       B2      2,000,000    Persona Cable, Term B, due 7/30/2011                          2,019,376
                                                                                                            ---------------
                                                                                                                173,995,298

Chemicals--6.7%      NR*       NR*     6,806,130    CII Carbon LLC, Term, due 6/25/2008                           6,738,069
                     NR*       NR*     7,182,700    Cedar Chemical, Term B, due 10/31/2003 (d)                      395,048
                     BB-       B1     10,000,000    Cognis Deutschland GMBH & Co., Term B, due 11/15/2013        10,056,250
                     B         B1     20,000,000    Huntsman International LLC, Term, due 12/31/2010             20,300,000
                     BB-       B1        980,834    Kraton Polymers, Term, due 12/24/2010                           982,060
                     BB        Ba3     5,000,000    KoSa BV (INVISTA), Term B-2, due 4/29/2011                    5,031,250
                     BB        Ba3     1,500,000    Lyondell-Citgo Refining, Term, due 5/21/2007                  1,525,312
                     BB-       B       5,375,448    Nalco Company, Term, due 11/04/2010                           5,464,239
                     NR*       NR*     2,506,633    Pinnacle Polymers (Epsilon Products), Term, due
                                                    12/15/2006                                                    2,538,088
                     B+        B2      2,000,000    Polymer Group, Inc., First Lien Term, due 4/27/2010           2,014,584
                     B+        B1      4,000,000    Rockwood Specialties Group, Inc., Term B, due 7/30/2012       4,033,216
                                                    Wellman, Inc.:
                     BB-       B1      4,000,000        First Lien Term, due 2/04/2009                            4,070,000
                     B-        B1      7,000,000        Second Lien Term, due 2/10/2010                           6,918,331
                                                                                                            ---------------
                                                                                                                 70,066,447

Consumer             B+        B1      2,985,000    American Achievement Corporation, Term B, due 3/22/2011       3,011,119
Non-Durables--0.9%   B         B1      2,000,000    Holmes Group, Inc., First Lien Term, due 11/08/2010           1,990,000
                     B+        Ba3     4,741,703    Josten's Inc., Term, due 7/29/2010                            4,812,829
                                                                                                            ---------------
                                                                                                                  9,813,948


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust

                     S&P       Moody's      Face
Industry+++          Rating++  Rating++   Amount    Senior Secured Floating Rate Loan Interests**                  Value
Diversified          BB-       Ba2   $ 3,496,296    Dex Media West Inc., Term B, due 3/09/2010              $     3,550,198
Media--3.0%          BB        Ba3     4,000,000    Freedom Communications, Inc., Term B, due 5/18/2012           4,061,876
                     B         B1      4,353,550    Liberty Group Operating, Inc., Term B, due 3/31/2007          4,391,644
                     NR*       NR*     9,500,000    Metro-Goldwyn-Mayer Studios Inc., Term B, due 4/30/2011       9,546,312
                     B         NR*     1,898,970    Primedia Inc., Term B, due 6/30/2009                          1,826,334
                     BB        Ba3     2,463,148    RH Donnelley, Term B-2, due 6/30/2010                         2,484,701
                     NR*       NR*     3,169,049    Six Flags Theme Parks, Inc., Term B, due 6/30/2009            3,185,887
                     NR*       NR*       942,857    Yankee Holdings L.P., Term, due 5/01/2007                       954,643
                     NR*       NR*     2,057,143    Yankee-Nets LLC, Term, due 5/01/2007                          2,082,857
                                                                                                            ---------------
                                                                                                                 32,084,452

Energy--2.6%         BB-       Ba3       589,547    Dresser, Inc., Term C, due 4/10/2009                            598,482
                                                    GulfTerra Energy Partners, LP:
                     BB+       Ba2     3,482,500        Series B-1 Additional Term, due 12/10/2008                3,526,031
                     NR*       NR*     4,000,000        Series B-2 Additional Term, due 10/11/2007                4,050,000
                     B+        B1      2,127,273    Juno Lighting, Inc., First Lien Term, due 11/21/2010          2,159,182
                     B+        B2      3,500,000    Parker Drilling Company, Term, due 10/10/2007                 3,515,313
                     BB+       Ba1     7,875,000    Pride Offshore Inc., Term, due 7/07/2011                      7,975,076
                     BB        Ba2     4,937,500    Tesoro Petroleum Corporation, Initial Term, due
                                                    4/15/2008                                                     5,090,256
                                                                                                            ---------------
                                                                                                                 26,914,340

Energy--Exploration  BB        B1      1,980,050    Williams Production RMT Company, Term C, due 5/31/2007        2,010,576
& Production--0.2%

Food & Drug--0.6%    B         B1      2,000,000    Duane Reade Inc., Term, due 7/30/2010                         2,033,500
                     B+        B1      3,953,623    Pantry, Inc., Term B, due 3/12/2011                           4,012,928
                                                                                                            ---------------
                                                                                                                  6,046,428

Food &               BB        Ba3       881,129    American Seafoods Group LLC, Term B, due 3/31/2009              884,984
Tobacco--1.6%        BB-       Ba3     2,550,280    Del Monte Corporation, Term B, due 12/20/2010                 2,591,324
                                                    Doane Pet Care Enterprises, Inc.:
                     B-        B1      1,142,857        Revolving Credit, due 3/31/2005                           1,112,143
                     B-        B1      1,916,463        Term A, due 3/31/2005                                     1,918,858
                     B-        B1        698,187        Term B, due 12/31/2005                                      703,132
                     B+        Ba3     3,387,920    Domino's Inc., Term, due 6/25/2010                            3,445,620
                     NR*       NR*     5,951,483    Dr Pepper/Seven Up Bottling Group, Inc., Term B,
                                                    due 12/19/2010                                                6,019,365
                                                                                                            ---------------
                                                                                                                 16,675,426

Gaming--1.9%         B+        Ba3     5,775,035    Ameristar Casinos, Term B-1, due 12/20/2005                   5,852,640
                     BB        Ba2     4,000,000    Boyd Gaming Corporation, Term, due 6/30/2011                  4,044,376
                     B+        B2      2,221,875    Global Cash Access LLC, Term B, due 3/10/2010                 2,255,203
                     B+        B2      4,896,137    Marina District Finance Co. (Borgata), Term B, due
                                                    7/15/2007                                                     4,923,678
                                                    Pinnacle Entertainment, Inc.:
                     B+        B1      1,500,000        Term, due 8/05/2010                                       1,496,250
                     B+        B1      1,500,000        Term, due 8/20/2010                                       1,522,500
                                                                                                            ---------------
                                                                                                                 20,094,647

Health Care--2.5%    BB-       B1        900,000    Advanced Medical Optics, Inc., Term, due 6/25/2009              913,500
                     B+        B1      3,000,000    Ardent Health Services, Inc., Term, due 8/12/2011             3,007,500
                     BB-       Ba3     2,000,000    Community Health Systems, Inc., Term, due 8/19/2011           2,002,858
                     BB-       Ba2     6,429,966    DaVita Inc., Term B, due 3/31/2009                            6,494,838
                     B1        BB-     2,485,000    Kinetic Concepts, Inc., Term B-1, due 8/11/2010               2,519,169
                                                    Medical Specialties (d):
                     NR*       NR*    12,845,455        Axel, due 6/30/2004                                       3,211,710
                     NR*       NR*     4,418,182        Term, due 9/03/2003                                       1,104,545
                     B         B1      4,187,475    MedPointe Capital Partners LLC, Term B, due 9/30/2008         4,204,489
                     BB-       Ba3     2,375,000    Orthofix International NV, Term B, due 12/15/2008             2,400,978
                     BB        Ba2       430,112    Rotech Healthcare, Inc., Term B, due 3/31/2008                  435,489
                                                                                                            ---------------
                                                                                                                 26,295,076


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust

                     S&P       Moody's      Face
Industry+++          Rating++  Rating++   Amount    Senior Secured Floating Rate Loan Interests**                  Value
Housing--0.6%        BB-       B1    $ 4,455,000    Amsted Industries Incorporated, Term, due 10/15/2010    $     4,552,453
                     NR*       NR*     2,755,949    Trussway, Term B, due 12/31/2006                              2,239,209
                                                                                                            ---------------
                                                                                                                  6,791,662

Information          NR*       NR*     1,507,923    Trend Technologies, Inc., Term, due 2/28/2007 (d)                     0
Technology--0.5%     B+        B1      5,250,000    VUTEK Inc., Term, due 6/25/2010                               5,236,875
                                                                                                            ---------------
                                                                                                                  5,236,875

Leisure--2.5%                                       Wyndham International, Inc.:
                     B-        NR*    15,227,127        Term 1, due 6/30/2006                                    14,919,417
                     B-        NR*    11,990,826        Term 2, due 4/01/2006                                    11,894,899
                                                                                                            ---------------
                                                                                                                 26,814,316

Manufacturing--3.0%  B-        NR*     2,000,000    Bucyrus International, Inc., Term, due 7/01/2010              2,018,750
                                                    ChannelMaster Holdings, Inc. (d):
                     NR*       NR*       128,199        Revolving Credit, due 11/15/2004                             35,896
                     NR*       NR*     2,553,896        Term, due 11/15/2004                                        715,091
                     NR*       Ba2     3,363,941    Goodman Global Holdings, Inc., Term B, due 11/21/2009         3,402,838
                     NR*       NR*     7,000,000    High Voltage Engineering Corporation, Term A, due
                                                    7/31/2006                                                     6,965,000
                                                    Invensys International Holdings Ltd.:
                     B+        B1      2,000,000        Second Lien Term, due 10/25/2009                          2,066,250
                     B+        Ba3     3,991,691        Term, due 8/26/2009                                       4,046,577
                     BB-       Ba3     3,000,000    Itron, Inc., Term B, due 12/17/2010                           3,030,000
                     BB+       Ba2     3,900,000    Roper Industries, Inc., Term, due 12/29/2008                  3,958,500
                     BBB-      Ba2     1,846,969    SPX Corporation, Term B-1, due 9/30/2009                      1,874,961
                     BB-       B1      3,469,204    TriMas Corporation, Term B, due 12/31/2009                    3,507,692
                                                                                                            ---------------
                                                                                                                 31,621,555

Manufacturing--      B+        B2     11,150,459    Mueller Group, Initial Term, due 4/23/2011                   11,206,211
Other--1.1%

Packaging--1.5%      B+        B1      2,000,000    BWAY Corporation, Term B, due 6/30/2011                       2,030,000
                     B         B2      3,475,439    Graham Packaging Co., Refinance Tranche 1 Term, due
                                                    4/07/2012                                                     3,501,504
                                                    Owens-Illinois Group Inc.:
                     BB        B1      1,500,000        Term A-1, due 4/01/2007                                   1,517,657
                     BB        B1      1,500,000        Term B-1, due 4/01/2008                                   1,523,282
                     B         B2      6,857,143        Term C-1, due 4/01/2008                                   6,947,143
                                                                                                            ---------------
                                                                                                                 15,519,586

Paper--1.0%          B+        B1      3,712,500    Graphic Packaging International, Inc., Term B, due
                                                    8/08/2010                                                     3,768,188
                                                    Stone Container Corporation:
                     NR*       NR*     5,888,744        Term B, due 6/30/2009                                     5,943,951
                     B+        Ba3       774,111        Term C, due 6/30/2009                                       782,820
                                                                                                            ---------------
                                                                                                                 10,494,959

Retail--0.8%         BB        Ba2       764,767    Advance Stores Company, Incorporated, Term E, due
                                                    11/30/2007                                                      775,282
                     B         B3      3,318,996    American Reprographics Company, LLC, Second Lien
                                                    Term, due 12/18/2009                                          3,476,648
                     B+        B1      4,029,750    General Nutrition Centers, Inc., Term B, due
                                                    12/05/2009                                                    4,076,092
                                                                                                            ---------------
                                                                                                                  8,328,022

Services--4.7%       B         B1      2,963,730    Alliance Laundry Systems LLC, Term, due 6/01/2007             2,974,845
                                                    Allied Waste North America, Inc.:
                     BB        Ba2    10,495,714        Term B, due 1/15/2010                                    10,669,292
                     BB        Ba2     3,571,429        Tranche A, due 1/15/2010                                  3,625,893
                     B         B2      8,100,411    Anthony Crane Rental LP, Term, due 7/20/2006                  6,480,329
                     BB-       Ba3     5,970,000    Buhrmann U.S., Inc., Term C-1, due 12/23/2010                 6,050,846
                     BB-       Ba3     3,939,091    Corrections Corporation of America, Term D, due
                                                    3/31/2008                                                     4,008,025


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust

                     S&P       Moody's      Face
Industry+++          Rating++  Rating++   Amount    Senior Secured Floating Rate Loan Interests**                  Value
Services             B+        B2    $ 6,106,136    Great Lakes Dredge & Dock Corporation, Term B,
(concluded)                                         due 12/23/2010                                          $     6,106,136
                     NR*       Caa1    7,858,406    Prime Succession, Term, due 8/01/2003 (d)                             0
                     BB-       Ba2     5,254,236    URS Corporation, Term B, due 7/01/2008                        5,282,152
                                                    United Rentals, Inc.:
                     BB        Ba3     3,325,000        Initial Term, due 2/14/2011                               3,363,653
                     BB        Ba3       666,667        Term B Credit Linked Deposit, due 2/14/2011                 676,945
                                                                                                            ---------------
                                                                                                                 49,238,116

Steel--0.0%          NR*       NR*     9,691,933    Acme Metals Incorporated, Term, due 12/01/2005 (d)                    0

Telecommunications-- B+        B1      8,100,000    Consolidated Communications, Inc., Term B, due
1.5%                                                10/14/2011                                                    8,211,375
                     BB-       Ba3     7,903,079    Valor Telecommunications, Term B, due 6/30/2008               7,952,473
                                                                                                            ---------------
                                                                                                                 16,163,848

Transportation       BB+       Ba3     6,900,000    Laidlaw International Inc., Term B, due 6/30/2009             7,016,437
Services--1.1%       B+        Ba3     4,150,000    SIRVA Worldwide, Inc., Term, due 10/29/2010                   4,190,205
                                                                                                            ---------------
                                                                                                                 11,206,642

Utilities--8.8%      NR*       Ba3     2,000,000    AES Corporation, Term, due 4/30/2008                          2,019,286
                     B         B3      2,730,159    Aquila Inc., Term, due 4/02/2006                              2,828,275
                                                    Calpine Corporation:
                     Caa1      B       6,930,000        Second Lien Term, due 7/15/2007                           5,890,500
                     B+        B       4,455,000        Term, due 7/16/2007                                       4,472,633
                                                    Calpine Generating Company LLC:
                     B+        B1      4,875,000        First Priority Term, due 4/01/2009                        4,891,151
                     B+        B2      8,125,000        Second Priority Term, due 4/01/2010                       7,733,984
                     BB+       Ba2    11,970,000    Cogentrix Delaware Holdings, Inc., Term, due 2/25/2009       12,160,778
                     BB-       B2      5,800,000    Dynegy Holdings Inc., Term, due 5/27/2010                     5,910,565
                     NR*       NR*    10,000,000    KGen, Term A, due 6/17/2011                                  10,125,000
                     B-        B3     23,318,181    Mission Energy Holdings, Term B, due 7/02/2006               24,542,387
                                                    NRG Energy:
                     BB        B1        458,333        Credit Link Deposit, due 6/23/2010                          473,802
                     BB        B1        812,199        Term, due 6/23/2010                                         839,814
                     NR*       NR*     3,132,790    Reliant Resources, Inc., Term, due 3/15/2007                  3,136,706
                     BB-       B1      2,376,000    TNP Enterprises, Term, due 12/31/2006                         2,420,550
                     B+        Ba3     1,180,000    Teton Power, Term, due 3/12/2011                              1,191,800
                     BB        Ba2     3,500,000    Tucson Electric Power, Term, due 6/30/2009                    3,530,625
                                                                                                            ---------------
                                                                                                                 92,167,856

Wireless             B-        B2      4,278,500    Centennial Cellular Operating Co., Term, due 2/09/2011        4,293,543
Communications--     B-        B1      4,466,250    Dobson Cellular Systems, Inc., Term, due 3/31/2010            4,464,575
5.8%                 BB+       Ba1    31,840,000    Nextel Communications, Inc., Term E, due 12/15/2010          32,043,903
                     B+        Ba1     4,500,000    Nextel Partners Operating Corp., Term C, due 5/31/2011        4,563,562
                     CCC+      B2      9,547,692    SBA Communications Corp., Term B, due 10/31/2008              9,632,724
                     B+        B1      5,652,140    SpectraSite Communications, Inc., Incremental Facility
                                                    2004, due 12/31/2007                                          5,736,922
                                                                                                            ---------------
                                                                                                                 60,735,229

                                                    Total Investments in Senior Secured Floating Rate
                                                    Loan Interests (Cost--$799,602,224)--72.5%                  763,135,877


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)                                                       Master Senior Floating Rate Trust

                     S&P       Moody's      Face
Industry+++          Rating++  Rating++   Amount    Corporate Debt                                                 Value
Broadcasting--0.0%   CCC+      Caa1  $   250,000    XM Satellite Radio Inc., 7.194% due 5/01/2009 (a)       $       254,375

Chemicals--0.3%      B         B1      1,100,000    Crompton Corporation, 7.67% due 8/01/2010 (a)(b)              1,124,750
                     NR*       NR*     1,662,678    PCI Chemicals, Canada, 10% due 12/31/2008                     1,621,111
                     NR*       NR*       526,515    Pioneer Companies, Inc., 5.086% due 12/31/2006 (a)              497,557
                                                                                                            ---------------
                                                                                                                  3,243,418

Housing--0.9%        B-        B1      9,200,000    FelCor Lodging LP, 5.84% due 6/01/2011 (a)(b)                 9,246,000

Telecommunications-- B         B3      9,500,000    Qwest Communications International Inc., 5.211% due
1.5%                                                2/15/2009 (a)(b)                                              8,835,000
                     B         B1      7,000,000    Time Warner Telecom Holdings, Inc., 5.711% due
                                                    2/15/2011 (a)                                                 6,825,000
                                                                                                            ---------------
                                                                                                                 15,660,000

                                                    Total Investments in Corporate Debt
                                                    (Cost--$34,277,732)--2.7%                                    28,403,793


                                          Shares
                                            Held    Common Stocks
Chemicals--0.1%                          107,520    Pioneer Companies, Inc. (g)                                     999,936

Consumer Non-Durables--0.0%                6,306    Holmes Products Corporation (g)                                       0

Metals & Mining--0.0%                     51,714    Acme Package Corp. Senior Holdings (g)                          258,570

Services--0.0%                            44,744    The Shaw Group Inc. (g)                                         460,416

                                                    Total Investments in Common Stocks
                                                    (Cost--$1,078,342)--0.1%                                      1,718,922


                                                    Warrants (c)
Paper--0.0%                                   57    Cellu Tissue Holdings, Inc., Series A                                 0

Services--0.0%                            11,155    Anthony Crane Rental Holdings LP (Class A)                            0
                                           1,239    Anthony Crane Rental Holdings LP (Class L)                            0
                                                                                                            ---------------
                                                                                                                          0

                                                    Total Investments in Warrants (Cost--$1)--0.0%                        0


                                      Beneficial
                                        Interest    Other Interests (e)
Health Care--0.0%                    $17,263,637    Medical Specialties Acquisition LLC                                   0
                                      17,263,637    Medical Specialties Mezzanine LLC                                     0
                                                                                                            ---------------
                                                                                                                          0

Medical Equipment--0.0%                   14,398    MEDIQ Incorporated (Preferred Stock Escrow
                                                    due 4/01/2004)                                                        0
                                          14,398    MEDIQ Incorporated (Preferred Stock Escrow
                                                    due 2/01/2006)                                                        0
                                                                                                            ---------------
                                                                                                                          0

                                                    Total Investments in Other Interests (Cost--$0)--0.0%                 0


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Schedule of Investments (concluded)                                                       Master Senior Floating Rate Trust

                            Beneficial Interest/
                                     Face Amount    Short-Term Securities                                          Value
                                   $ 194,334,515    Merrill Lynch Liquidity Series, LLC Cash
                                                    Sweep Series I (f)                                      $   194,334,515
                                      50,000,000    Sheffield Receivables Corporation, 1.53%
                                                    due 9/15/2004***                                             49,970,250

                                                    Total Investments in Short-Term Securities
                                                    (Cost--$244,304,765)--23.2%                                 244,304,765

                     Total Investments (Cost--$1,079,263,064+++++)--98.5%                                     1,037,563,357
                     Other Assets Less Liabilities--1.5%                                                         15,317,751
                                                                                                            ---------------
                     Net Assets--100.0%                                                                     $ 1,052,881,108
                                                                                                            ===============

  (a) Floating rate note.

  (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  (c) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  (d) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

  (e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

  (f) Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                 Net          Interest
      Affiliate                                Activity        Income

      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                 $121,860,195    $1,770,202


  (g) Non-income producing security.

    * Not Rated.

   ** Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate.

  *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.

   ++ Ratings of issues shown are unaudited.

  +++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
      This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

+++++ The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                    $ 1,079,392,056
                                                        ===============
      Gross unrealized appreciation                     $     8,659,772
      Gross unrealized depreciation                        (50,488,471)
                                                        ---------------
      Net unrealized depreciation                       $  (41,828,699)
                                                        ===============

      See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$884,928,549)                 $   843,228,842
           Investments in affiliated securities, at value (identified cost--$194,334,515)                       194,334,515
           Cash                                                                                                  17,982,376
           Receivables:
               Contributions                                                              $     5,043,228
               Interest (including $7,735 from affiliates)                                      4,277,113
               Investment adviser                                                                  20,716
               Principal paydowns                                                                  13,636         9,354,693
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        173,356
                                                                                                            ---------------
           Total assets                                                                                       1,065,073,782
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on unfunded corporate loans                                                      210,733
           Payables:
               Securities purchased                                                            11,847,777
               Other affiliates                                                                     8,518        11,856,295
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   125,646
                                                                                                            ---------------
           Total liabilities                                                                                     12,192,674
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,052,881,108
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $ 1,094,791,548
           Unrealized depreciation--net                                                                        (41,910,440)
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,052,881,108
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statement of Operations                                                                   Master Senior Floating Rate Trust

For the Year Ended August 31, 2004
Investment Income

           Interest (including $1,770,202 from affiliates)                                                  $    45,943,771
           Facility and other fees                                                                                  744,922
                                                                                                            ---------------
           Total income                                                                                          46,688,693
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     9,160,589
           Accounting services                                                                    301,623
           Professional fees                                                                      221,802
           Custodian fees                                                                          62,558
           Trustees' fees and expenses                                                             46,002
           Pricing fees                                                                            12,808
           Printing and shareholder reports                                                         2,411
           Other                                                                                   34,464
                                                                                          ---------------
           Total expenses                                                                                         9,842,257
                                                                                                            ---------------
           Investment income--net                                                                                36,846,436
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized loss on investments--net                                                                   (66,942,419)
           Change in unrealized depreciation on:
               Investments--net                                                               121,502,872
               Unfunded corporate loans                                                            27,307       121,530,179
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               54,587,760
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    91,434,196
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statements of Changes in Net Assets                                                       Master Senior Floating Rate Trust
                                                                                                  For the Year Ended
                                                                                                      August 31,
Increase in Net Assets:                                                                          2004               2003
Operations

           Investment income--net                                                         $    36,846,436   $    29,350,086
           Realized loss--net                                                                (66,942,419)      (14,781,467)
           Change in unrealized depreciation--net                                             121,530,179        67,910,155
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                91,434,196        82,478,774
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                        250,140,432        19,158,032
           Fair value of net assets contributions                                                      --       841,562,097
           Fair value of withdrawals                                                        (231,571,350)     (182,526,372)
                                                                                          ---------------   ---------------
           Net increase in net assets derived from capital transactions                        18,569,082       678,193,757
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       110,003,278       760,672,531
           Beginning of year                                                                  942,877,830       182,205,299
                                                                                          ---------------   ---------------
           End of year                                                                    $ 1,052,881,108   $   942,877,830
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Statement of Cash Flows                                                                   Master Senior Floating Rate Trust
                                                                                                                 For the
                                                                                                                Year Ended
                                                                                                                August 31,
                                                                                                                   2004
Cash Provided by Operating Activities

           Net increase in net assets resulting from operations                                             $    91,434,196
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Decrease in receivables                                                                              749,608
               Increase in prepaid expenses and other assets                                                      (146,169)
               Decrease in accrued expenses and other liabilities                                                 (677,054)
               Realized and unrealized gain on investments--net                                                (54,560,453)
               Unrealized gain on unfunded corporate loans                                                         (27,307)
               Amortization of premium and discount                                                               1,525,822
               Proceeds from principal payments and sales of investments                                        721,177,264
               Purchases of loan interests                                                                    (587,404,834)
               Purchases of short-term investments--net                                                       (171,659,334)
                                                                                                            ---------------
           Net cash provided by operating activities                                                                411,739
                                                                                                            ---------------

Cash Provided by Financing Activities

           Cash receipts on capital contributions                                                               245,945,836
           Cash payments on capital withdrawals                                                               (231,571,350)
                                                                                                            ---------------
           Net cash provided by financing activities                                                             14,374,486
                                                                                                            ---------------

Cash

           Net increase in cash                                                                                  14,786,225
           Cash at beginning of year                                                                              3,196,151
                                                                                                            ---------------
           Cash at end of year                                                                              $    17,982,376
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Financial Highlights                                                                      Master Senior Floating Rate Trust
                                                                                                             For the Period
                                                                                                               October 6,
                                                                                                               2000++ to
The following ratios have been derived from                                  For the Year Ended August 31,     August 31,
information provided in the financial statements.                            2004         2003         2002       2001

Total Investment Return**

           Total investment return                                            10.15%       11.07%      (4.66%)           --
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding interest expense                                1.02%        1.04%        1.09%       1.06%*
                                                                          ==========   ==========   ==========   ==========
           Expenses                                                            1.02%        1.05%        1.12%       1.06%*
                                                                          ==========   ==========   ==========   ==========
           Investment income--net                                              3.81%        4.80%        5.31%       7.92%*
                                                                          ==========   ==========   ==========   ==========

Leverage

           Amount of borrowings outstanding, end of period
           (in thousands)                                                         --           --   $   13,000           --
                                                                          ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding during the
           period (in thousands)                                                  --   $    3,187   $    3,959           --
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)                       $1,052,881   $  942,878   $  182,205   $  376,931
                                                                          ==========   ==========   ==========   ==========
           Portfolio turnover                                                 76.45%       56.56%       36.77%       19.53%
                                                                          ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return is required to be disclosed for fiscal years beginning after
               December 15, 2000.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Notes to Financial Statements
Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the Corporate Loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agent banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in Corporate Loans at August 31, 2004 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for the loan interests, the Investment Adviser will value the Loan Interests at fair value, which is intended to approximate market value.

Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)
Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)
Master Senior Floating Rate Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC, ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended August 31, 2004, the Trust reimbursed FAM $19,670 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $599,252,611 and $721,190,900, respectively.


4. Unfunded Corporate Loans:
As of August 31, 2004, the Trust had unfunded loan commitments of approximately $21,078,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                    Unfunded
                                                  Commitment
Borrower                                      (in thousands)

Anthony Crane Rental Holdings LP                      $4,500
Doane Pet Care Company                                $3,058
NFIL Holdings Inc.                                    $4,925
SBA Senior Finance, Inc.                              $1,163
Saguaro Utility Group LP                              $7,432


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investors, withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the agreement during the year ended August 31, 2004.


6. Capital Transactions:
Fair value of net assets contributions for the year ended August 31, 2003 reflect the conversion of Merrill Lynch Senior Floating Rate
Fund, Inc. into a feeder fund of the Trust on February 10, 2003.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Report of Independent Registered Public Accounting Firm
Master Senior Floating Rate Trust


To the Investors and Board of Trustees of Master Senior Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate Trust (the "Trust") as of August 31, 2004, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Senior Floating Rate Trust as of August 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 22, 2004



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004



Portfolio Information (unaudited)
Master Senior Floating Rate Trust


As of August 31, 2004


                                               Percent of
Ten Largest Holdings                           Net Assets

Century Cable Holdings LLC                         4.6%
Charter Communications                             3.9
Nextel Communications*                             3.5
Wyndham International, Inc.*                       2.5
Mission Energy Holding Company*                    2.3
Olympus Cable Holdings LLC                         2.2
Huntsman International LLC                         1.9
Frontiervision Operating Partners LP*              1.8
Allied Waste Industries, Inc.*                     1.4
Calpine Generating Company LLC*                    1.2

* Includes combined holdings and/or affiliates, where applicable.



                                               Percent of
Five Largest Industries++                      Net Assets

Cable U.S.                                        16.5%
Utilities                                          8.8
Chemicals                                          7.1
Wireless Communications                            5.8
Services                                           4.7


++ For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BBB/Baa                                            0.6%
BB/Ba                                             28.3
B/B                                               35.7
CCC/Caa                                            5.6
NR (Not Rated)                                     6.1
Other*                                            23.7

* Includes portfolio holdings in common stocks, warrants, other interests and short-term investments.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Officers and Directors/Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director/Trustee

Terry K. Glenn*       President     1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011         and           present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,            Director/               Management, L.P. ("FAM")--Advised
NJ 08543-9011         Trustee                 Funds since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*


Ronald W. Forbes      Director/     1989 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095         Trustee       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 63                                       Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery Director/     1994 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095         Trustee       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985.


Jean Margo Reid       Director/     2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095         Trustee       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc.
                                              (investment adviser/broker-dealer)
                                              from 1997 to 2000; Secretary, Sanford C.
                                              Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc. since
                                              1998; Director and Secretary of SCB Partners,
                                              Inc. since 2000; Director of Covenant House
                                              from 2001 to 2004.


Kevin A. Ryan         Director/     1992 to   Founder and currently Director Emeritus of    48 Funds       None
P.O. Box 9095         Trustee       present   Boston University Center for the Advancement  48 Portfolios
Princeton,                                    of Ethics and Character and Director thereof
NJ 08543-9095                                 from 1989 to 1999; Professor from 1982 to
Age: 71                                       1999 and currently Professor Emeritus of
                                              Education at Boston University, formerly
                                              taught on the faculties of The University of
                                              Chicago, Stanford University and Ohio State
                                              University.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Officers and Directors/Trustees (unaudited)(concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                                                                                            Fund Complex   Directorships
                      Position(s)   Length of                                               Overseen by    Held by
                      Held with     Time                                                    Director/      Director/
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Directors/Trustees* (concluded)

Roscoe S. Suddarth    Director/     2000 to   President, Middle East Institute from         48 Funds       None
P.O. Box 9095         Trustee       present   1995 to 2001; Foreign Service Officer,        48 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to 1995;
Age: 69                                       Deputy Inspector General, U.S. Department
                                              of State from 1991 to 1994; U.S. Ambassador
                                              to The Hashemite Kingdom of Jordan from
                                              1987 to 1990.


Richard R. West       Director/     1989 to   Professor Emeritus since 1984, Dean from      48 Funds       Bowne & Co.,
P.O. Box 9095         Trustee       present   1984 to 1993 and currently Dean Emeritus      48 Portfolios  Inc.; Vornado
Princeton,                                    of New York University Leonard N. Stern                      Realty Trust;
NJ 08543-9095                                 School of Business Administration, New York                  Vornado
Age: 66                                       University from 1994 to present; Professor                   Operating
                                              of Finance thereof from 1982 to 1994.                        Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg     Director/     2000 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095         Trustee       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
  31 of the year in which they turn 72.



                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years
Fund/Trust Officers*


Donald C. Burke       Vice          1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,            and           and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011         Treasurer     1999 to   since 1990.
Age: 44                             present


Joseph P. Matteo      Vice          2000 to   Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011         President     present   from 1997 to 2001.
Princeton,
NJ 08543-9011
Age: 40


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,            Officer                 of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AUGUST 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

Merrill Lynch Senior Floating Rate Fund, Inc.
(a) Audit Fees -
                    Fiscal Year Ending August 31, 2004 - $6,200
                    Fiscal Year Ending August 31, 2003 - $6,000

Master Senior Floating Rate Trust
(a) Audit Fees -
                    Fiscal Year Ending August 31, 2004 - $65,000
                    Fiscal Year Ending August 31, 2003 - $65,000

Merrill Lynch Senior Floating Rate Fund, Inc.
(b) Audit-Related Fees -
                    Fiscal Year Ending August 31, 2004 - $0
                    Fiscal Year Ending August 31, 2003 - $0

Master Senior Floating Rate Trust
(b) Audit-Related Fees -
                    Fiscal Year Ending August 31, 2004 - $0
                    Fiscal Year Ending August 31, 2003 - $0

Merrill Lynch Senior Floating Rate Fund, Inc.
(c) Tax Fees -
                    Fiscal Year Ending August 31, 2004 - $5,200
                    Fiscal Year Ending August 31, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

Master Senior Floating Rate Trust
(c) Tax Fees -
                    Fiscal Year Ending August 31, 2004 - $8,000
                    Fiscal Year Ending August 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

Merrill Lynch Senior Floating Rate Fund, Inc.
(d) All Other Fees -
                    Fiscal Year Ending August 31, 2004 - $0
                    Fiscal Year Ending August 31, 2003 - $0

Master Senior Floating Rate Trust
(d) All Other Fees -
                    Fiscal Year Ending August 31, 2004 - $0
                    Fiscal Year Ending August 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $14,913,836
    Fiscal Year Ending August 31, 2003 - $18,318,444

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Charles C. Reilly (retired as of December 31, 2003)
Kevin A. Ryan
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Senior Floating Rate Fund, Inc. and Master Senior
Floating Rate Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: October 18, 2004